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                                                                    EXHIBIT 10.7

                               ADVISORY AGREEMENT
                               ------------------

          This Advisory Agreement (this "Agreement") is made and entered into as of May 1, 2003 by and among FastenTech, Inc, a Delaware corporation ("FastenTech") and the subsidiaries of FastenTech set forth on the signature pages hereto and such other subsidiaries of FastenTech as shall join in this Agreement (the "FastenTech Subsidiaries," and collectively with FastenTech, the "Companies"), and Citicorp Venture Capital Ltd., a New York corporation ("Advisor").

          WHEREAS, the Companies desire to retain Advisor and Advisor desires to perform for the Companies and/or their subsidiaries certain services;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1.  Term. This Agreement shall be in effect for an initial term of ten
(10) years commencing on the date hereof (the "Term"), and shall be automatically extended thereafter on a year to year basis unless the Companies provide or Advisor provides written notice of its or their desire to terminate this Agreement to the other party 90 days prior to the expiration of the Term or any extension thereof.

          2. Services. Advisor shall perform or cause to be performed such of the following services for the Companies and/or their subsidiaries as directed by such Company's board of directors:

              (a) identification, support and analysis of mergers, acquisitions and divestitures by such Company or its subsidiaries; and

              (b) such other services for such Company or its subsidiaries upon which such Company's board of directors and Advisor agree.

          Notwithstanding any provision in this Agreement to the contrary, each of the parties hereto acknowledges and agrees that there are no minimum levels of services required to be provided to the Companies pursuant to this Agreement.

          3.  Advisory Fee.

              (a) Transaction Advisory Fees. During the term of this Agreement, the Companies shall pay to Advisor or its designees a transaction fee in connection with the consummation of each merger, acquisition, or divestiture by any of the Companies or their subsidiaries in an amount not less than one percent (1%) of the aggregate consideration of such transaction, including any liabilities assumed, plus reasonable out-of-pocket expenses.

              (b) High Yield Offering Management Fees. During the term of this Agreement, the Companies hereby agree to pay to Advisor or its designee upon the consummation of a High Yield Note Offering, a fee for services rendered in connection with such offering and sale in an amount equal to the product of (i) one percent (1%) and (ii) the

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aggregate principal amount of debt securities issued in such High Yield Note
Offering and the fair market value of any other securities issued in conjunction with such High Yield Note Offering, plus reasonable out-of-pocket expenses. For purposes hereof, the term "High Yield Note Offering" shall mean an issuance, in one or a series of transactions, by any one or more of the Companies of $75,000,000 or more in unsecured debt securities with a weighted average maturity of at least five (5) years pursuant to (i) a completed firm commitment public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) a completed placement under Rule 144A promulgated under the Securities Act of 1933, as amended.

              (c)  Collection of Fee. Subject to the limitation described in
Section 3(e) below, the decision whether to collect any fee contemplated by this Agreement (an "Advisory Fee") in respect of any given transaction shall be made in the Advisor's sole discretion. The Advisor's decision not to collect or to defer an Advisory Fee in respect of any transaction shall not be construed to be a waiver of the Advisor's right to collect a deferred Advisory Fee or an Advisory Fee in any future period.

              (d) Expenses. The Companies hereby agree to pay the reasonable out-of-pocket expenses of Advisor and its affiliates incurred in connection with the performance of the services contemplated by this Agreement.

              (e)  Restrictions. Notwithstanding any other provision of this
Section 3, the Companies shall not be required to pay any of the fees contemplated by Section 3(a), if and to the extent such payment is expressly prohibited by the provisions of the Credit Agreement, dated as of May 1, 2003, as amended (the "Credit Agreement") by and among certain of the Companies, JPMorgan Chase Bank, as agent for the lenders and the lenders named therein, as it may be amended, modified or supplemented, from time to time, or any other credit, financing or other agreements or instruments binding upon the Companies or their properties; provided, however, that if, as a result of the operation of any such prohibitions, payments otherwise owed hereunder are not made, such payments shall not be cancelled but rather shall accrue, and shall be payable by the Companies promptly when, and to the extent that, the Companies are no longer prohibited from making such payments, together with accrued interest calculated at the Base Rate of interest then charged under the foregoing Credit Agreement from the date such payment was due through the date of payment, which accrued interest shall constitute additional advisory fees under this Agreement for all purposes, including but not limited to, Section 3(a) of this Agreement. Other than the foregoing Credit Agreement, the Companies will not enter into any such agreements or instruments without the prior written approval of the Advisor. This Section 3(e) will not prohibit nor restrict, in any manner, the Companies' obligation to make the payments specified in Section 3(b), to make reimbursements pursuant to Section 3(d), to provide indemnification pursuant to
Section 6, or to make any other payments contemplated by this Agreement.

              (f) Delivery of Fees. All fees payable to Advisor or its designees, including the additional advisory fees contemplated by Section 3(f) of this Agreement, shall be payable by wire transfer to an account designated in writing by the Advisor.

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          4.  Personnel. Advisor shall provide and devote to the performance of this Agreement such officers, partners, employees and agents of Advisor as Advisor shall deem appropriate to the furnishing of the services required.

          5.  Liability. Neither Advisor nor any other Indemnitee (as defined in
Section 6 below) shall be liable to any of the Companies or any of their subsidiaries or affiliates for any loss, liability, damage or expense arising out of or in connection with the performance of services contemplated by this Agreement, unless such loss, liability, damage or expense shall be proven to result directly from gross negligence, willful misconduct or bad faith on the part of an Indemnitee acting within the scope of such person's employment or authority. Advisor makes no representations or warranties, express or implied, in respect of the services to be provided by Advisor or any of the other Indemnitees. Except as Advisor may otherwise agree in writing after the date hereof: (i) Advisor shall have the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly: (A) engage in the same or similar business activities or lines of business as any of the Companies or any of their subsidiaries, including those competing with any of the Companies or any of their subsidiaries and (B) do business with any client or customer of any of the Companies or any of their subsidiaries; (ii) neither Advisor nor any officer, director, employee, partner, affiliate or associated entity thereof shall be liable to any of the Companies or any of their subsidiaries or affiliates for breach of any duty (contractual or otherwise) by reason of any such activities of or of such person's participation therein; and (iii) in the event that Advisor acquires knowledge of a potential transaction or matter that may be a corporate opportunity for the Companies or any of their subsidiaries, on the one hand, and Advisor, on the other hand, or any other person, Advisor shall have no duty (contractual or otherwise) to communicate or present such corporate opportunity to the Companies or any of their subsidiaries and, notwithstanding any provision of this Agreement to the contrary, shall not be liable to the Companies or any of their affiliates for breach of any duty (contractual or otherwise) by reasons of the fact that Advisor directly or indirectly pursues or acquires such opportunity for itself, directs such opportunity to another person, or does not present such opportunity to the Companies. In no event will any of the parties hereto be liable to any other party hereto for any indirect, special, incidental or consequential damages, including lost profits or savings, whether or not such damages are foreseeable, or in respect of any liabilities relating to any third party claims (whether based in contract, tort or otherwise) other than the Claims (as defined in Section 6 below) relating to the service to be provided by Advisor hereunder.

          6. Indemnity. Each of the Companies and their subsidiaries shall defend, indemnify and hold harmless each of Advisor, its affiliates, members, partners, employees and agents (collectively, the "Indemnitees") from and against any and all loss, liability, damage or expenses arising from any claim by any person with respect to, or in any way related to, the performance of services contemplated by this Agreement (including attorneys' fees) (collectively, "Claims") resulting from any act or omission of any of the Indemnitees, other than for Claims which shall be proven to be the direct result of gross negligence, bad faith or willful misconduct by an Indemnitee. Each of the Companies and their subsidiaries shall defend at its own cost and expense any and all suits or actions (just or unjust) which may be brought against any such Company, any of its subsidiaries or any of the Indemnitees or in which any of the Indemnitees may be impleaded with others upon any Claims, or upon any matter, directly or indirectly, related to or arising out of this Agreement or the performance hereof by any of the Indemnitees, except that if such damage shall be proven to be the direct result of gross

                                        3

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negligence, bad faith or willful misconduct by an Indemnitee, then Advisor shall reimburse the Companies and their subsidiaries for the costs of defense and other costs incurred by the Companies and their subsidiaries to the extent due to such gross negligence, bad faith or willful misconduct.

          7. Notices. All notices hereunder shall be in writing and shall be delivered personally, sent by overnight courier or mailed by United States mail, postage prepaid, or sent by facsimile addressed to the parties as follows:

              To the Companies as appropriate:
              -------------------------------

                   FastenTech, Inc.
                   8500 Normandale Lake Blvd.
                   Suite 1230
                   Bloomington, MN 55437
                   Attention:  President
                   Telecopy:  952.921.2099

              To Advisor:
              ----------

                   Citicorp Venture Capital, Ltd.
                   399 Park Avenue, 14th Floor
                   Zone 4
                   New York, NY 10043
                   Attention:   Charles E. Corpening
                   Facsimile:  212.888.2940

          8. Assignment. The Companies may not assign any obligations hereunder to any other party without the prior written consent of Advisor (which consent shall not be unreasonably withheld), and Advisor may not assign any Advisor obligations hereunder to any other party without the prior written consent of the Companies (which consent shall not be unreasonably withheld); provided, that Advisor may, without consent of the Companies, assign its rights and obligations under this Agreement to any Permitted Transferee (as such term is defined in the Securities Purchase and Holders Agreement, dated March 17, 2000 by and among the Company, Advisor, the management investors (as defined therein) and certain other investors named therein.

          9. Successors. This Agreement and all the obligations and benefits hereunder shall inure to the successors and assigns of the parties.

          10. Counterparts. This Agreement may be executed and delivered by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

          11. Entire Agreement; Modification; Governing Law. The terms and conditions hereof constitute the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersede all previous communications, either oral or

                                        4

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written, representations or warranties of any kind whatsoever, except as expressly set forth herein. No modifications of this Agreement nor waiver of the terms or conditions thereof shall be binding upon either party unless approved in writing by an authorized representative of such party. All issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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          IN WITNESS WHEREOF, the parties have executed this Advisory Agreement as of the date first written above.


                                          FASTENTECH, INC


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          CITICORP VENTURE CAPITAL, LTD.


                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                          Subsidiaries:
                                          -------------


                                          FABRI-STEEL PRODUCTS, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          THE FERRY CAP AND SET SCREW COMPANY


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          SPECIALTY BAR PRODUCTS COMPANY


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        6

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                                          NELSON STUD WELDING, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          PROGRESSIVE STAMPING COMPANY (DE),
                                          INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          INTEGRATED ENERGY TECHNOLOGIES, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

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